EXHIBIT 10.7

Google, Inc.

1600 Amphitheatre Parkway

Mountain View, CA 94043

650-623-4000

Google Advertising Service Agreement

Customer:	Invoicing Address
OxaMedia Corporation 7 Sunburst Sun Valley, Idaho 83353 USA	OxaMedia Corporation Stefano Zorzi 7 Sunburst Sun Valley, Idaho 83353 USA

Billing Customer Number: ■■■■■■■■

Customer Contact: Mr. Reid Stillman

■■■■■■■■■■■

Customer will promptly notify Google of any changes in address and contact information by sending a notice to their Google Contact including their Account and Agreement ID.

Agreement Name: AdWords MSA 30-Sep-2011

Agreement ID: ■■■■■■■■■■■■

Product: AdWords Billing3

Billing Method: Monthly Invoicing

Payment Terms (Payment due within the following number of days from invoice date): 30

Customer is solely responsible for all activity in connection with Customer’s billing account and any account that is linked with it (including, without limitation, all activity relating to the creation, modification, maintenance, and management of all accounts and budgets) regardless of whether such activity is performed by or on behalf of Customer.

This Service Agreement will be governed by the Google Inc. Advertising Program Terms (“Terms and Conditions”) available at the following URL during the date(s) that the Ads under this Service Agreement are running:

http://www.google.com/ads/terms

Any capitalized terms not defined in this Service Agreement have the meanings assigned to them in the Terms and Conditions.

BILLING TERMS

1)

Google may, in its sole discretion, extend, revise or revoke credit for any Customer at any time. Google is not obligated to deliver any Ads in excess of any credit limit.

2)

Customer will be billed at the end of each month and must remit all payments under this Service Agreement to Google in accordance with the “Payment Terms” indicated on the first page of this Service Agreement.

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If you are accepting, or have accepted this Service Agreement online, please ignore the signature block below.

If you are faxing this Service Agreement to Google, please review, sign, and return to:

Customer Signature

Company:	OxaMedia Corporation

Name:

Title:

Signature:

Date:

Google Signature

This Service Agreement will be effective as of the date stamped by Google above

Service Agreement accepted

This Service Agreement has been reviewed and accepted on Sep 30. 2011.

Name     AdWords M SA 30-Sep-2011 (179355444715173)

Agreementhipe  Master

Agreement last updated

Sep 30, 2011

Sent to    reid.stillman@oxamedia.com

Status

Accepted online on Sep 30. 2011

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